November 29, 2016, as supplemented February 13, 2017 and June 1, 2017

Prospectus

AAAMCO Ultrashort Financing Fund Class Y Shares – REPYX Class I Shares – REPOX

A series of Asset Management Fund

The Asset Management Fund is regulated by the Investment Company Act of 1940, as amended.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. It is a federal offense to suggest otherwise.

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AAAMCO Ultrashort Financing Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

	Class Y		Class I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.30%		0.30%
12b-1 Fees	None		0.10%
Other Expenses[1]	0.22%		0.22%
Total Annual Fund Operating Expenses	0.52%		0.62%
Fee Waivers and Reimbursements[2]	(0.22%	)	(0.27%	)
Total Fund Operating Expenses After Fee Waivers and Reimbursements	0.30%		0.35%

[1]	Other Expenses are estimated for the current fiscal year.

[2]	Austin Atlantic Asset Management Company (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed 0.30% for Class Y shares and 0.35% for Class I shares through February 28, 2018. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures reflect the fee waiver for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y Shares	$31	$145
Class I Shares	$36	$171

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. However, since many of the Fund’s repurchase agreement investments do not result in transaction costs, and are short term in nature, a higher turnover rate may not be indicative of higher trading costs and/or higher taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate is not disclosed because as of the date of the prospectus, the Fund had not commenced operations.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of repurchase agreements.

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Fund Investments

Repurchase agreements, or “repos”, are short term transactions in which the Fund purchases a security and simultaneously agrees to sell it back to the same counterparty at a later date. The difference in the purchase price and the sale price represents the return on the transaction for the Fund. The Fund will always require the counterparty to deliver eligible securities as defined in the repurchase agreement to the Fund with a market value that is greater than the sale price as collateral in exchange for the funds advanced by the Fund at the outset of the transaction. This collateral seeks to provide the Fund protection should the counterparty not perform based on the terms of the repurchase agreement. The percentage difference between the value of the securities received in the transaction and the purchase price is known as the “haircut”. Additionally, the Fund will continue to monitor the market value of the securities collateral to seek to maintain the initial haircut. For example, if the market value of the securities collateral declines, the Fund will require the counterparty to immediately deliver more eligible securities or cash to maintain the agreed upon haircut.

The Fund may enter into repurchase agreements with a broad variety of counterparties including, but not limited to, financial institutions, broker/dealers, insurance companies, REITs, investment companies and private funds. All counterparties must meet the Adviser’s credit guidelines. The Fund will limit the collateral backing repurchase agreements to U.S. Government and U.S. Government agency fixed income securities. In addition, the Fund will seek to invest in repurchase agreements consistent with the rules and regulations outlined in the U.S. Code of Federal Regulations by federal banking regulators for national banks and federal credit unions. The Fund’s Custodian will hold the securities collateral, although the Fund may engage with a variety of additional qualified custodians for specific transactions when the additional qualified custodian has been approved by the Board of Trustees of the Trust.

Under normal market conditions, the Fund also expects to hold approximately 10% of its total net assets directly in short-term U.S. Government and U.S. Government agency securities to serve as a source of immediate liquidity. These securities will include U.S. Treasury Bills and Notes, government agency discount notes, and other short maturity U.S. Government and U.S. Government agency fixed income and mortgage-backed securities that meet the investment criteria for the Fund. These securities will be held primarily to manage the regular subscriptions and redemptions in the Fund, effectively providing a buffer against net redemptions in the Fund and to provide additional cash should new repurchase agreement opportunities arise.

Under normal market and interest rate conditions, the Fund will target an effective duration similar to the duration of a 1 - month U.S. Treasury Bill with a maximum duration of a 3 - month U.S. Treasury Bill.

The Fund will seek to limit its investments and investment techniques so as to qualify as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations. See the “Regulatory Risk” sections below for a discussion of applicable federal laws and regulations. Nationally chartered banks and federal credit unions should consult with their legal counsel regarding federal laws and regulations applicable to their investment in the Fund. The Fund also encourages state chartered commercial banks to consult their legal counsel regarding whether shares of the Fund are a permissible investment under their state law.

The Fund is not a money market fund and its share price may fluctuate.  The Fund is not required to follow the portfolio quality and risk diversification or other risk limiting provisions required of money market funds pursuant to Rule 2a-7 and does not qualify for the tax relief afforded to money market funds by the U.S. Treasury. Unlike a money market fund, the Fund is not subject to the risk-limiting conditions of Rule 2a-7 under the Investment Company Act of 1940 with respect to portfolio maturity, quality, diversification and liquidity. Because of this, the fund may have exposures to these risks that are different from, and in some cases higher than, a money market fund (see the “Principal Risks” section). The Fund expects to enter into repurchase agreements with counterparties, such as broker/dealers, REITs, investment companies and private funds that are not typically used by money market funds. The Fund may invest up to 15% of its total assets in illiquid securities (e.g., repurchase agreements with a maturity of greater than seven days).

Investment Process

The investment process is structured to provide a robust oversight structure for the investment strategies pursued by the Adviser. The Adviser’s portfolio management team is responsible for sourcing borrowers seeking repurchase agreement financing. The Adviser maintains a separate credit committee (the “Adviser’s Credit Committee”) composed of individuals with extensive backgrounds in evaluating counterparty credit, risk management, analyzing fixed income securities, and structuring repurchase and financing agreements. The Adviser’s Credit Committee is tasked with approving the terms under which the Fund may engage with specific counterparties and operates independently from the Adviser’s portfolio management team. Based on the due diligence deliverables developed by the Adviser’s Credit Committee, the Adviser’s portfolio management team will present counterparties to the Adviser’s Credit Committee for approval.

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The Adviser’s Credit Committee will approve all counterparties for repurchase agreements, taking into consideration the creditworthiness of the counterparty as well as the securities used as collateral for the repurchase agreement, the haircut applied to the collateral, and the legal terms and conditions of the legal documents governing the repurchase agreement.

Once a counterparty has been approved and a repurchase agreement funded, the Adviser’s portfolio management team will then be responsible for the oversight of the counterparty and all transactions associated with that counterparty. The Fund’s sub-adviser will develop risk management analytics that will be utilized by the Adviser’s portfolio management team to oversee outstanding repurchase agreements and to seek to insure that the value of the collateral is sufficient according to the terms of each repurchase agreement.

All counterparties will be reviewed at a monthly Credit Committee meeting to confirm that the credit and financial terms under which they were approved remain in place and all outstanding repurchase agreements are reviewed daily to verify that the transaction is properly collateralized. Members of the Fund’s sub-adviser will also present to the Credit Committee to review the compliance with the terms of each repurchase agreement.

For securities purchased in lieu of repurchase agreements, the Adviser’s portfolio management team is responsible for selecting these investments.

Principal Risks

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not insured or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Repurchase Agreement and Counterparty Risk. Repurchase agreements are transactions in which the Fund buys a security from another financial institution and simultaneously agrees to sell the security back at a mutually agreed-upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty to the Fund defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement or is unable to provide additional eligible securities as margin when required by the Fund. In this circumstance, the Fund could lose money if it cannot sell the underlying instruments above the purchase price. In this case, the Adviser will determine if it is in the best interest of the shareholders to immediately liquidate the collateral or to hold the collateral until market conditions improve and a better sale price on the collateral can be obtained. Should the liquidation proceeds of the securities collateral be greater than the purchase price, the Fund does not suffer any loss.

Credit Risk. If the counterparty to a repurchase agreement defaults, and the collateral cannot be liquidated at a price greater than the original purchase price, the Fund would lose money. If the counterparty to a financial contract is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, the Fund could lose money. Credit risk arises from the risk that one or more debt securities in the Fund’s portfolio will decline in value due to the failure to pay principal or interest when due or due to the market perception that the issuer experiences a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk.

Fixed Income Risk. The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. During periods of sustained rising rates, fixed income risks will be amplified. On the other hand, if rates fall, the value of the fixed income securities generally increases. An investment in the Fund will decline in value if the value of the Fund’s investments decrease. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of an investment in the Fund.

Interest Rate Risk Interest rate risk is a function of the Fund’s asset sensitivity to price changes due to changes in market interest rates and is generally measured by duration. The higher a securities duration, the more sensitive is that security price to a change in market interest rates. For example, a security with a one year duration will decline in price by approximately 1% if market interest rates increase by 100 basis points.

As of the date of this prospectus, interest rates continue to be near historic lows due to, among other things, government policies. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant and negatively impact the Fund’s net asset value.

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Government Agency Risk. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Liquidity Risk. Trading opportunities are more limited for certain securities that have complex terms or that are not widely held, or that have been adversely affected by turmoil in the capital markets. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. Repurchase agreements with a remaining term in excess of seven (7) days are considered illiquid. As such, the Fund will limit its investment in repurchase agreements with a maturity of greater than 7 days or other illiquid securities to no more than 15% of the Fund’s total net assets.

Management Risk. The Fund is subject to management risk. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

Market Risk. The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risks.

Regulatory Risk. On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, this statute has brought about a number of changes that impact the types of investment securities in which a financial institution may invest based upon capital and surplus, replaces the definition of investment grade used by financial institutions with a more subjective standard and requires more stringent risk-based capital levels, and may therefore impact the permissible investments of the Fund. Additional issues may arise as more regulations are implemented pursuant to the Dodd-Frank Act.

The federal banking agencies finalized rules implementing Section 619 of the Dodd-Frank Act (commonly known as the “Volcker Rule”). Covered banking organizations were required to fully conform their activities and investments to the requirements of the Volcker Rule by July 21, 2015. As a result of the Volcker Rule, it may be necessary for the Fund to modify the types of investments and investment techniques it currently utilizes to ensure that the investments and investment techniques are only those which a financial institution may continue to invest in. While no changes to investments or investment techniques have yet been identified as necessary, such changes may become evident as the Fund proceeds with its analysis of the impact of the Volcker Rule. Any such change to the Fund’s investments or investment techniques may have a negative impact on a financial institution’s investment in the Fund.

With the election of Donald Trump, the status of the Dodd-Frank Act, and many rules adopted thereunder, has become uncertain and the Dodd-Frank Act, and rules thereunder, may be repealed or significantly altered. It is not currently possible to predict any actions to be taken with respect to the Dodd-Frank Act, or the rules thereunder, or what the impact on the Fund will be. The Adviser will continue to monitor the situation.

For a more detailed discussion of regulatory risk, please refer to the “Additional Risk Information” section below.

Valuation Risk. The Fund will obtain third party market valuations for all securities (other than repurchase agreements, which are valued at amortized cost) owned by the Fund or used as collateral in repurchase agreements. In certain circumstances, the investment advisor will seek outside confirmation of market values from broker/dealers which it believes to be market-makers in the securities in question. This process will be used when the Adviser believes that the third party valuation does not adequately represent the market value of the securities in question. Fair value pricing, if used, is inherently a process of estimates and judgments. Fair value prices established by the Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that the Fund could purchase or sell a portfolio of investments at the market or fair value price used to calculate the Fund’s net asset value, or that the market or fair value price used to value the collateral held in a repurchase agreement represents the price at which the collateral can be liquidated. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

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While the Trust’s policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Fund Performance Information

Because the Fund does not have investment returns for a full calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. The Fund intends to compare its performance to the 1 Month LIBOR and the Barclays U.S. Government Corporate Short Term Index. Shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available at no cost by calling (800) 247-9780.

Management

Austin Atlantic Asset Management Company, located at 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134, serves as investment adviser to the Fund.

Treesdale Partners, LLC (“Sub-Adviser” or “Treesdale”), located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019, serves as investment sub-adviser to the Fund.

The portfolio managers responsible for the management of the Fund are Sean Kelleher, President, Chief Investment Strategist and Senior Portfolio Manager of the Adviser, Robert McDonough, Chairman of the Adviser’s Credit Committee of the Adviser, and Yung Lim, Managing Partner and Portfolio Manager of the Sub-Adviser. Mr. Kelleher, Mr. McDonough and Mr. Lim have served as the Fund’s portfolio managers since inception.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any day on which The Northern Trust Company and the U.S. Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business (“Business Day”).

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

Share Classes

Class Y Shares of the Fund are primarily for institutional investors investing for their own or their customers’ accounts. The minimum initial investment for Class Y Shares is $25,000,000. If you purchase Class Y Shares you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee.

Class I Shares of the Fund are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. The minimum initial investment for Class I Shares is $1,000,000. If you purchase Class I Shares of the Fund, you will not pay a sales charge at the time of purchase but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of the Fund’s average daily net assets.

The Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

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Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Information

Additional Information Regarding Investment Strategies

The Fund’s investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Fund’s investment policy is non-fundamental and can be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

Repurchase Agreements

The Fund will seek to achieve its investment objective by investing primarily in a portfolio of repurchase agreements. The Fund may enter into repurchase agreement transactions collateralized only by U.S. Government and U.S. Government agency securities which are eligible for national banks and federal credit unions to own directly. The Fund may enter into repurchase agreements with banks, broker/dealers, and other financial service firms that have been approved by the Adviser’s Credit Committee.

The Fund seeks to limit interest rate risk by focusing its investments primarily in short-dated repurchase agreements. Repurchase agreements are generally not marked-to-market and are valued at the initial purchase price of the repurchase agreement. Repurchase agreements with a remaining maturity of more than seven days are considered illiquid and the Fund limits its exposure to repurchase agreements with maturities of greater than seven days to no more than 15% of the Fund’s total net assets. Under normal circumstances, market liquidity should not be directly of issue for the Fund, since repurchase agreements do not necessitate a purchase or sale of a security into the secondary market.

U.S. Government Securities

U.S. Government Securities are issued by the U.S. Government, its agencies or U.S. government-sponsored enterprises (“instrumentalities”). These obligations may or may not be backed by the full faith and credit of the United States. Securities that are backed by the full faith and credit of the United States include U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”) and the Small Business Administration (“SBA”). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury to meet their obligations; (ii) obligations of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), each of which are supported by the discretionary authority of the U.S. Treasury to purchase the instrumentality’s obligations; and (iii) obligations of the Federal Farm Credit System, whose obligations may be satisfied only by the individual credit of the issuing agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities or instrumentalities if it is not obligated to do so by law.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury

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also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

Certificates of Deposit

The Fund, may invest in certificates of deposit and other time deposits in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC Insured Institution”). Investments in certificates of deposit issued by, and other time deposits in, foreign branches of FDIC Insured Institutions involve somewhat different investment risks than those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

Variable and Floating Rate Securities

The Fund may purchase securities that have variable or floating rates of interest (“Variable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Derivatives

The Fund may use financial contracts, commonly referred to as derivatives, only when their use is permitted by the regulations governing national banks and federal credit unions, and only for bona fide hedging requirements to manage securities purchased as the result of a defaulted repurchase agreement.

Duration

A bond portfolio’s duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flow over time. In computing portfolio duration, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as the “option-adjusted” duration. The Fund has no restriction as to the minimum or maximum maturity of any particular security held by it, but intends to stay within any minimum and maximum duration targets described in the Investment Strategy section of the Fund. There can be no assurance that the Adviser’s estimate of duration will be accurate or that the duration of the Fund will always remain within the Fund’s target duration.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it prudent to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Additional Risk Information

Derivatives Risk. A derivative is a contract with a value based on the performance of an underlying financial asset, index or other measure. The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Adviser. Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

New Fund Risk. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that

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may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and may cause shareholders to incur expenses of liquidation.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell or exit investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Regulatory Risk. On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, this statute has brought about a number of changes that impact the types of investment securities in which a financial institution may invest based upon capital and surplus, replaces the definition of investment grade used by financial institutions with a more subjective standard and requires more stringent risk-based capital levels, and may therefore impact the permissible investments of the Fund.

Specifically, the Dodd-Frank Act required the federal banking agencies to eliminate in their regulations any reference to, or reliance on, credit ratings issued by Nationally Recognized Statistical Rating Organizations by substituting in their place other standards of creditworthiness that the agencies determine to be appropriate. As such, the federal banking agencies now require financial institutions to evaluate the capacity an issuer of a security has to meet financial commitments for the projected life of the asset or exposure. Adequate capacity to meet financial commitments means the risk of default by the obligor is low and the full and timely repayment of principal and interest is expected. It is possible that investments that are believed to meet this standard may later be determined to not meet this standard of creditworthiness causing the investment to be subject to investment limitations. Such scenarios may impact the Fund’s investments in a manner that might affect either the credit quality of the assets in which the Fund may invest, or the yield of the underlying assets of the Fund, which in turn may affect the yield on the Fund’s shares.

The federal banking agencies finalized rules implementing Section 619 of the Dodd-Frank Act (commonly known as the “Volcker Rule”). The Volcker Rule prohibits insured depository institutions and companies affiliated with insured depository institutions from engaging in short-term proprietary trading of certain securities, derivatives, commodity futures and options on these instruments for their own account. The Volcker Rule also imposes limits on covered banking organizations’ investments in, and other relationships with, hedge funds or private equity funds. Covered banking organizations were required to fully conform their activities and investments to the requirements of the Volcker Rule by July 21, 2015. As a result of the Volcker Rule, it may be necessary for the Fund to modify the types of investments and investment techniques it currently utilizes. While no changes to investments or investment techniques have yet been identified as necessary, such changes may become evident as the Fund proceeds with its analysis of the impact of the Volcker Rule. Any such change to the Fund’s investments or investment techniques may have a negative impact on a financial institution’s investment in the Fund.

With the election of Donald Trump, the status of the Dodd-Frank Act, and many rules adopted thereunder, has become uncertain and the Dodd-Frank Act, and rules thereunder, may be repealed or significantly altered. It is not currently possible to predict any actions to be taken with respect to the Dodd-Frank Act, or the rules thereunder, or what the impact on the Fund will be. The Adviser will continue to monitor the situation.

The federal banking regulatory agencies have recently developed rules that will revise each agency’s risk-based and leverage capital requirements consistent with agreements reached by the Basel Committee on Banking Supervision (commonly known as the “Basel III” rules). Additionally, the federal banking regulatory agencies have been given extensive regulation writing authority under the Dodd-Frank Act. Therefore, bank shareholders governed by these regulatory agencies and subsequent regulatory interpretations of these rules, should carefully monitor any additional regulatory guidance for investment policies associated with the activities of the Fund. These rules also increase the risk weightings of certain assets, including those in which the Fund may only invest up to a specified limit pursuant to the Fund’s investment policies, and may therefore impact the permissible investments of the Fund. The Basel III rules became effective on January 1, 2014 for the largest, most complex financial institutions. Community banks were required to comply with the Basel III rules by January 1, 2015.

Trust and Fund Information

Investment Adviser

Investment decisions for the Fund are made by Austin Atlantic Asset Management Company, a wholly-owned subsidiary of Austin Atlantic, Inc., a closely-held corporation controlled by Rodger D. Shay, Jr.

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The Adviser, which is located at 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134, is registered under the Investment Adviser Act of 1940 and managed, as of June 30, 2016, approximately $366 million in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

Under the Fund’s investment advisory agreement, the Adviser receives an annual advisory fees as follows:

Contractual Rate
as % of average daily net assets
Ultrashort Financing Fund	0.30%

Investment Sub-Adviser

Treesdale Partners, LLC (“Sub-Adviser” or “Treesdale”), located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019, serves as investment sub-adviser to the Fund. Treesdale was established in 2002 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As sub-adviser to the Fund, Treesdale is primarily responsible for developing quantitative risk management analytics that will support the timely decision-making of the Adviser’s portfolio management team by providing the Adviser with the necessary quantitative tools to oversee all of the Fund’s investment exposures. These tools will provide the ability to monitor portfolio risk in real-time by providing timely market price information for the collateral held in the Fund’s repurchase agreements, as well as to quantify the market risks of the Fund. The Sub-Adviser will not be actively engaged in the purchase or sale of securities for the Fund. As of June 30, 2016, Treesdale had approximately $135 million in assets under management. Treesdale is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, Treesdale is paid by the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .01% of the average daily net assets of the Fund up to and including $250 million and 0.02% of the average daily net assets of the Fund over $250 million; plus 6% of any advisory fee remaining after any fee waivers and other expenses related to the Fund’s operations are paid by the Adviser.

Portfolio Managers

The portfolio managers responsible for the management of the Fund are Sean Kelleher, Robert McDonough and Yung Lim.

Sean Kelleher, President, Chief Investment Strategist and Senior Portfolio Manager of the Adviser

Sean Kelleher, President, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2009. In 2008, prior to joining the Adviser’s fixed income management team, Mr. Kelleher worked with M2Capital LLC to develop a distressed bank acquisition and asset management strategy. From 1999 to 2007, Mr. Kelleher worked as a senior vice president and portfolio manager for AllianceBernstein LP. He managed the firm’s mortgage and asset-backed investments as well as its mortgage hedge fund business and structured their securities arbitrage conduit and term financing facilities. He was a member of the firm’s six person Fixed Income Investment Committee. Prior to this, Mr. Kelleher managed the Passthrough Trading Desk at Deutsche Bank and Nomura Securities International and co-managed the CMO Trading Desk at Merrill Lynch. He founded Merrill Lynch’s efforts in mortgage-based interest rate swaps and started his career in risk management. Mr. Kelleher is a Chartered Financial Analyst and earned his Bachelor of Science in Finance from the McIntire School of Commerce at the University of Virginia.

Robert McDonough, Chair of the Credit Committee of the Adviser

Robert McDonough joined the Advisor to serve as the Chairman of the Credit Committee of the Adviser. Mr. McDonough is also employed at Aurus Advisors, a FINRA registered broker/dealer that provides collateralized finance and investment banking services to sophisticated fund managers and corporate clients. Previously, Mr. McDonough spent 23 years at Bank of America/Merrill Lynch where he was a Managing Director in the Prime Brokerage Risk and Margin Group. In this role, he was responsible for managing the risk of all structured financing transactions including hedge fund, closed end fund and single stock financing executed on BofA/Merrill’s Prime Brokerage platform. Prior to this, he was responsible for all hedge fund, mutual fund and market maker lending activity for the firm’s Corporate Credit Group. Mr. McDonough has an MBA in Finance from Pace University, a degree in accounting from CW Post Long Island University and is a certified public accountant.

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Yung Lim, Managing Partner and Portfolio Manager of the Sub-Adviser

Yung Lim is Co-Founder and a Managing Partner of Treesdale Partners, LLC, where he sits on the executive investment committee of the multi-manager and direct investment funds. He has over twenty-five years of experience in fixed income and related markets serving in various roles including investment advisory, risk management, and development of sophisticated trading strategies. Mr. Lim spent six years at Merrill Lynch and was the vice president in charge of risk management for their mortgage desk, typically handling $5 billion in inventory. Prior to this, he served as a key senior portfolio strategist in the mortgage department responsible for providing investment advice to major institutional clients. After Merrill Lynch, Mr. Lim was a senior consultant at Andrew Davidson & Co., Inc., a consulting firm specializing in fixed income markets, where he performed advisory work for major financial institutions and developed and marketed advanced analytical tools for mortgage securities. Mr. Lim also founded Pedestal in early 1997 to provide a comprehensive electronic platform serving the mortgage market, funded by Reuters, Deutsche Bank, and Battery Ventures. Mr. Lim has co-authored a book on advanced valuation and analysis techniques for mortgage securities titled Collateralized Mortgage Obligations, by Davidson, Ho, and Lim. He has also published various articles in major fixed-income publications, including Bond and Mortgage Markets, edited by Frank Fabozzi. Mr. Lim has an M.B.A. from the University of Chicago and a B.S. in Electrical Engineering from the California Institute of Technology.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is available in the Statement of Additional Information (see “Adviser-Portfolio Managers” in the Statement of Additional Information).

Distributor

Pursuant to the Distribution Agreement, Austin Atlantic Capital Inc. (the “Distributor”), as the principal distributor of the Fund’s shares, directly and through other firms, advertises and promotes the Fund. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay the Distributor fees for the sale and distribution of its Class I shares. Fees under the plan will not exceed 0.10% for Class I shares of the Fund.

Because these fees are paid out of the Fund’s assets on an ongoing basis over time, these fees will increase the cost of an investment in Class I shares. This charge could cost Class I shareholders more over time than they would pay through some other types of sales charges.

Business Manager and Administrator

Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.) (“Foreside”) serves as business manager and administrator for the Trust on behalf of the Fund. Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Fund; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Net Asset Value

What Shares Cost

Shares of the Fund are bought and sold at their net asset value next determined after the purchase or redemption order is received. There is no sales charge imposed by the Fund. The net asset value is determined each Business Day as of the close of the regular trading session of the U.S. Bond Market (normally 4:00 p.m. ET). As used in this Prospectus, for the Fund, the term “Business Day” means any day on which The Northern Trust Company and the U.S. Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business. The Fund does not price its Shares on days when the U.S. Bond Market is closed for trading.

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The net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Repurchase agreements and other short-term instruments maturing within sixty days are valued at amortized cost. The Fund’s other assets are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Investing in the Fund

Share Purchases

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a completed application form has been received and processed, orders to purchase shares of the Fund may be made by calling the Fund’s Transfer Agent at (800) 247-9780.

Purchase orders are accepted on each Business Day and become effective upon receipt in good order by the Trust. As used in this Prospectus, for the Fund, the term “Business Day” means any day on which The Northern Trust Company and the U.S. Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business. The Northern Trust Company is open weekdays and is closed on weekends and certain national holidays. Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows:

Northern Trust Bank, Chicago, IL,

ABA# 071000152,

Ref: Account Number 5201680000.

For purchase of Asset Management Fund, (Name of Fund);

From: (Name of Investor);

Reference (//1038 (shareholder fund and shareholder account number));

$(Amount to be invested).

A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

● The account number (if issued) and Fund name;

● The amount of the transaction, in dollar amount or number of shares;

● For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

● Required signature guarantees, if applicable; and

● Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership.

Call (800) 247-9780 for more information about documentation that may be required of these entities. Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Anti-Money Laundering Program” as described below.

For an investor’s purchase to be eligible for same day settlement, the purchase order must be received in good order on a Business Day before 12:00 Noon, Eastern time (“ET”), and payment for the purchase order must be received by The Northern Trust Company by 4:00 p.m., ET, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., ET, and payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the next Business Day after the purchase order was received in good order. An investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the Business Day designated for settlement or the order will be cancelled.

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In certain circumstances, such as when the New York Stock Exchange or the U.S. Bond Market closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for same day settlement.

Orders accompanied by check, including your name and account number, should be sent to AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594, and will receive the net asset value next computed after receipt of the order. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust and its designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or The Northern Trust Company. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and its designated agents reserve the right to reject any purchase order.

Purchasing Shares Through a Shareholder Servicing Agent

Shares of the Fund may be available through certain financial institutions (each such institution is a “Shareholder Servicing Agent”). The Fund expects to authorize one or more Shareholder Servicing Agents in the future to receive purchase, exchange or redemption orders on their behalf, and the Shareholder Servicing Agents will be authorized to designate other agents to receive purchase, exchange or redemption orders on behalf of the Fund. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange and redemption orders to the Fund in accordance with its agreements with the Distributor and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with the Fund, or if applicable their designated agents, may enter confirmed purchase orders on behalf of clients and customers for the Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase, exchange or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, receives a purchase, exchange or redemption order. Orders received will be priced at the Fund’s net asset value next computed after they are received by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

Anti-Money Laundering Program

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor’s identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss

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resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Minimum Investment Required

The minimum initial investment in the Fund is $25,000,000 for Class Y Shares and $1,000,000 for Class I Shares; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

Dividends

Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m. ET, and are automatically reinvested in additional shares of the Fund unless the shareholder requests cash payments by contacting the Transfer Agent.

An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.

Net capital gains, if any, of the Fund are generally declared and paid once each year and reinvested in additional shares of the Fund or, at the shareholder’s option, paid in cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. The Fund discourages and has established policies and procedures designed to detect and deter frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Fund’s policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”); (ii) the Fund, the Adviser and the Distributor reserve the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Fund, Adviser and Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Fund. The Fund’s policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement the Fund’s frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of Fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Fund may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and are dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders.

Redeeming Shares

The Fund redeems shares at their respective net asset value next determined after the Transfer Agent receives the redemption request.

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Telephone Redemption

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Shareholders may experience difficulties contacting the Transfer Agent during drastic economic events, political uncertainty or national tragedies. In addition, shareholders can submit written requests for redemption as described under “Written Requests.”

Net asset value is determined each Business Day as of the close of the U.S. Bond Market (normally 4:00 p.m. ET). The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemption requests received prior to 12:00 Noon, ET on a Business Day or other day redemptions are permitted, are affected on the same day, and the shareholder would receive that day’s net asset value and dividend. Proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s records the next Business Day, but in no case later than seven days. Redemption requests received between 12:00 Noon and 4:00 p.m., ET, on a Business Day or other day redemption requests are permitted, are affected on the same day, and shareholders would receive that day’s net asset value and that day’s dividend. Proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s record no later than the second Business Day after receipt of the order, but in no case later than seven days. Shareholders will not receive a dividend for any day except the date the order is placed.

Written Requests

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

●	a Federal Home Loan Bank

●	a savings association or a savings bank

●	a trust company or a commercial bank

●	a member firm of a domestic securities exchange or a registered securities association

●	a credit union or other eligible guarantor institution

In certain instances, the Trust or its designated agents may request signature guarantees or documentation believed necessary to insure proper authorization. The documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity. The Trust or its designated agents may, in its sole discretion, accept a corporate seal in lieu of a Medallion signature guarantee from investors who are of the type described above. Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form. If shares being redeemed were purchased by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

Redemption in Kind

The Fund reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the orderly liquidation of securities owned by the Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of the Fund. Pursuant to an election made by the Fund pursuant to Rule 18f-1 under the 1940 Act, it is the policy of the Fund to effect redemption requests in an amount up to $250,000 over a ninety-day period in cash. Redemptions in excess of this amount may be affected in-kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. Redemptions paid in portfolio securities in lieu

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of cash will be subject to market fluctuation until sold and any illiquid securities may be difficult to convert to cash. Fund shareholders may also incur transaction costs when the securities are sold.

Exchanges

Shareholders may exchange shares of the Fund for shares in another Fund of the Trust advised by the Adviser by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the Fund whose shares are being acquired, provided, however, that the Trust and/or its designated agents reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be affected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders exchanging out of the Fund will receive dividends in that Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next Business Day. An exchange between funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the Fund from which the exchange is made and a purchase of the shares of the Fund into which the exchange is made. Because all Fund classes have not adopted a Rule 12b-1 Plan or the 12b-1 fee for each Fund or class may be different, if you exchange Class Y or Class I Shares of the Fund for another Fund managed by the Adviser, you may pay a higher 12b-1 fee.

The availability of the exchange privilege is subject to the purchase and redemption policies and current operating practices of the Fund. For example, a shareholder may not exchange into the Fund that is closed to purchases and a shareholder may not exchange out of the Fund that is currently satisfying redemptions under the redemption in kind provisions.

The Trust reserves the right to amend or terminate this privilege upon 60 days’ notice to shareholders.

Shareholder Information

Voting Rights

The Trust currently has three separate funds, including the Fund. The shares of the other funds are described in separate prospectuses. However, the other funds of the Trust, managed by Austin Atlantic Asset Management Company are included in a combined statement of additional information. Shares of each fund represent interests only in the corresponding fund and have equal voting rights within the fund. The Fund and the Large Cap Equity Fund are the only funds of the Trust that have two classes of shares: the Class Y Shares and the Class I Shares for the Fund and the Class AMF Shares and the Class H Shares for the Large Cap Equity Fund. Shares of each class of the Fund and the Large Cap Equity Fund have equal voting rights within each class and within each fund. The Trust’s First Amended and Restated Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the 1940 Act or the document establishing and designating that fund or class, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

Disclosure of Information Regarding Portfolio Holdings

A description of the Trust’s policy with respect to disclosure of information regarding the portfolio holdings of the Fund is available in the Statement of Additional Information (see “Disclosure of Information Regarding Portfolio Holdings” in the Statement of Additional Information).

Federal Income Tax Information

The Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for its future taxable years so long as such qualification is in the best interests of shareholders. If the Fund so qualifies, it will not pay federal income tax on the income and capital gain that it distributes to its shareholders.

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The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any taxable dividends and distributions received. This applies whether dividends or distributions are received in cash or as additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. It is not anticipated that the Fund will make distributions that are treated as qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held Fund shares. Long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 20%. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held Fund shares.

Dividends declared in October, November or December to shareholders of record as of a date in one of these months and paid during the following January are treated as if received by shareholders on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

Unless a shareholder is exempt from federal income tax, a redemption or exchange of Fund shares is generally a taxable event. Depending on the purchase price and the sale price of the shares the shareholder sells or exchanges, the shareholder may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. The Fund is not a money market fund and does not seek to comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, therefore shareholders of the Fund will not qualify for certain tax accounting methods available to shareholders of money market funds in connection with selling and exchanging shares of the Fund.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Dividends and distributions may be subject to state and local taxes. Depending on your state’s tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

Prospective shareholders of the Fund should consult with their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situation.

Financial Highlights

Financial information about the Fund is not provided because, as of the date of this prospectus, the Fund has not yet issued an annual or semi-annual report. Once the information is available, you may request a copy of this information by calling the Fund at (800) 247-9780.

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Shareholder Reference Information

Distributor	Legal Counsel
Austin Atlantic Capital, Inc.	Vedder Price P.C.
1 Alhambra Plaza, Suite 100	222 N. LaSalle Street
Coral Gables, FL 33134	Chicago, Illinois 60601

Adviser	Custodian
Austin Atlantic Asset Management Company	The Northern Trust Company
1 Alhambra Plaza, Suite 100	50 South LaSalle Street
Coral Gables, FL 33134	Chicago, Illinois 60603

Sub-Adviser	Independent Registered Public Accounting Firm
Treesdale Partners, LLC	Cohen & Company, Ltd.
1325 Avenue of the Americas, Suite 2302	1350 Euclid Ave., Suite 800
New York, NY 10019	Cleveland, OH 44115

Financial Administrator and Transfer and Dividend Agent	Business Manager and Administrator
The Northern Trust Company	Foreside Management Services, LLC
50 South LaSalle Street	690 Taylor Road, Suite 210
Chicago, Illinois 60603	Gahanna, Ohio 43230

Additional information about the Fund may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund’s investments and operations. The annual shareholder report contains a discussion of the market conditions and the investment strategies that significantly affected the performance of the Fund during the last fiscal year. The annual and semi-annual shareholder reports contain a listing of the Fund’s portfolio holdings and the Fund’s financial statements. These documents, when available, may be obtained without charge from the following sources:

By Phone:	In Person:
1-800-247-9780	Public Reference Room
Securities and Exchange Commission
Washington, D.C.
(Call 1-202-551-8090 for more information)

By Mail:	By Internet:
Asset Management Fund	http://www.amffunds.com
P. O. Box 803046	http://www.sec.gov (EDGAR Database)
Chicago, Illinois 60680-5584

By E-mail:
Public Reference Section	publicinfo@sec.gov
Securities and Exchange Commission	(a duplication fee is charged)
Washington, D.C. 20549-0102
(a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-247-9780

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

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Asset Management Fund

Privacy Policy & Practices

Asset Management Fund (“AMF”) recognizes and respects the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

Collection of Customer Information:

We collect nonpublic personal information about our shareholders from the following sources:

●	Account Applications, shareholder profiles and other forms, which may include a shareholder’s name, address, social security number, and information about a shareholder’s investment goals and risk tolerance

●	Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder’s account

●	Correspondence, written, telephonic or electronic between a shareholder and AMF.

Disclosure of Customer Information:

We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund other than:

●	to effect or administer transactions at your request

●	as permitted or required by law or regulation - for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process

Security of Customer Information:

We have physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund. AMF may restrict access to client nonpublic personal information by, among other things, password-protecting electronic information, having such information in a designated location that is not accessible to all employees, or otherwise segregating such information.

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ASSET MANAGEMENT FUND
STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 29, 2016

As Supplemented FEBRUARY 13, 2017 and JUNE 1, 2017

AAAMCO Ultrashort Financing Fund

Class Y Shares– REPYX

Class I Shares– REPOX

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

The Ultrashort Financing Fund, (the “Fund”) is a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company. The Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Fund, dated November 29, 2016, as supplemented February 13, 2017 and June 1, 2017 (the “Prospectus”), copies of which may be obtained from the Trust at Asset Management Fund, c/o Northern Trust, Attn: Funds Center C5S, 801 S. Canal St., Chicago, IL 60607 or by calling 1-800-247-9780.

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Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a First Amended and Restated Declaration of Trust dated September 22, 2006.

The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of its series, including the Fund, is diversified.

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into three (3) funds, including the AAAMCO Ultrashort Financing Fund. The shares of each Fund represent interests only in the corresponding fund. Shares of the Fund are issued in two classes: Class Y Shares and Class I shares. When issued and paid for in accordance with the terms of offering, each share is legally issued, fully paid and non-assessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor and Foreside Management Services, LLC (“Foreside”) with respect to the Fund, any brokerage fees and commissions of the Fund, any portfolio losses of the Fund, the Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to the Fund. As set forth below, Foreside has agreed under the Management and Administration Agreement to pay certain expenses that would otherwise be expenses of the Fund.

THE FUND’S OBJECTIVES AND INVESTMENT POLICIES

Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectus, the Fund seeks to limit its investments and investment techniques so as to qualify as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

Repurchase Agreements. The Fund may, subject to its investment policies, enter into repurchase agreements under which it may acquire obligations of the U.S. Government or U.S. Government agency securities subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund may enter into repurchase agreements with banks, broker/dealers, mortgage bankers, REITs, investment companies and other financial service firms that meet the Investment Adviser’s credit guidelines. The Investment Adviser may consider the collateral received and other applicable guarantees and collateral haircuts in making its credit determination. The Fund will limit its collateral to assets which qualify for investment by commercial banks and federal credit unions with a focus on obligations of the U.S. Government and U.S. Government agency securities. The Fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and the Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven days will be deemed to be illiquid.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

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FDIC Insured Institutions. Although a Fund’s investment in certificates of deposit and other time deposits in a Federal Deposit Insurance Corporation (“FDIC”) insured institution is insured to the extent of $250,000 by the FDIC, the Fund may invest more than $250,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

The Fund will invest in deposits of an FDIC insured institution only if the Investment Adviser has deemed such institution or a security issued by such institution to qualify as investment grade pursuant to applicable banking regulations.

 Illiquid Securities. The Fund may invest in illiquid securities in accordance with its non-fundamental policies. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees.

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate is the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover may also result in higher transaction costs. However, since many of the Fund’s repurchase agreement investments do not result in transaction costs, and are short term in nature, a higher turnover rate may not be indicative of higher trading costs and/or higher taxes. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Strategies. For temporary or defensive purposes, the Fund may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when Austin Atlantic Asset Management Company (the “Investment Adviser”) deems it prudent to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

U.S. Government Securities. Subject to its specific policies, the Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include, but are not limited to, obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), and the Federal Farm Credit Banks. Because many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

When-Issued, Delayed-Delivery and To Be Announced Securities. The Fund may engage in the sale of to-be-announced (“TBA”) mortgage-backed securities. TBA mortgage-backed securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools that will serve as collateral. The only instance in which the Fund would engage in the sale of TBA mortgage-backed securities would be when the Fund was liquidating mortgage-backed securities which served as collateral in a repurchase agreement.

FINRA is developing new requirements for the posting of initial and variation margin on all forward settling trades. If enacted in their current form, the Fund may be required to post cash margin to the broker/dealer executing the transaction in forward settling trades.

The Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or CUSIP number.) These pools must be deliverable into the sold TBA position.

Adjustable Rate Securities. The Fund may purchase debt securities that have variable or floating rates of interest (“Variable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, a Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

Hedging Strategies. The Fund may, but is not required to, use financial contracts, commonly referred to as derivatives, for hedging purposes only. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by a Fund will succeed. The Investment Adviser will limit the use of financial contracts based on the regulations governing national banks and federal credit unions.

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments.

Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

(i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

(ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. The fund expects that its use of financial contracts will be executed and cleared through a federally regulated exchange or derivatives clearing organization.

(iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

(iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

(v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to

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counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund’s use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed for federal income tax purposes at ordinary income tax rates) than if the Fund had not used such instruments.

Investment in Other Investment Companies. The Fund may invest in the shares of money market funds registered as investment companies under the 1940 Act. Any money market fund in which the Funds may invest will incur certain expenses, which may include investment advisory fees, administration, custody, audit and legal fees, among others. The return on an investment in a money market fund will be net of any such expenses incurred by the money market fund, and, accordingly, the return on an investment in a money market fund may be less than the return that could be achieved by investing in money market instruments directly.

Borrowing. The Fund does not issue senior securities, except that the Fund may borrow money for temporary, administrative or liquidity (but not leveraging) purposes, as described below under “Investment Restrictions—Fundamental Policies.” These policies are fundamental investment policies of the Fund and may not be altered, amended or repealed except as authorized by the vote of a majority of the outstanding shares of the Fund.

Mortgage Securities

Mortgage-backed Securities. Most mortgage-backed securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting   from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-backed securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-backed securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured, Veterans Administration-guaranteed mortgages or Rural Housing Service loans. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-backed securities representing interests in mortgage loans pooled by it. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

FNMA is subject to general regulation by the Federal Housing Finance Authority. FNMA purchases residential mortgages from a list of approved seller servicers, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

 If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Fund invests in mortgage-backed securities that may be affected by a number of external factors, such as home prices and mortgage loan underwriting standards, as well as a number of macro-economic factors, such as demographic and employment trends. Additionally, with the GSEs likely to remain in government conservatorship for the foreseeable future and the current economic recovery somewhat muted and government finances still troubled, these factors may continue to have a far-reaching impact on the Fund’s holdings. The U.S. federal government may continue

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to explicitly support the GSEs but changes in this policy could have a far-reaching impact on the Fund’s holdings, and could create liquidity and valuation issues with respect to these securities and other mortgage-backed securities in which the Funds may invest.

Adjustable Rate Mortgage Securities. In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities (“ARMS”) permit the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

As a result, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or “cap rates”) for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

The interest rates paid on the mortgages underlying the ARMS in which the Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Ultrashort Financing Fund. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of “locking in” long-term interest rates.

 Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

Only CMOs and REMICs issued or guaranteed by GNMA, FNMA or FHLMC may be used as collateral for repurchase agreements or purchased directly by the Fund.

The Fund will not invest in any class with residual characteristics or classes which represent the underlying credit and default risk on a pool of loans or securities.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for the Fund, none of which may be changed without the approval of a majority of the outstanding shares of the Fund, as defined under “General Information” in this Statement of Additional Information. The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees, without shareholder approval, upon 60 days’ prior notice to the Fund’s shareholders.

The Fund may not:

1.        Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an

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amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2.        Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.        Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.        Purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.        Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

7.        Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

With respect to paragraph 1 above, if asset coverage on borrowing at any time falls below 300% for the Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation) the Fund shall reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Policies. The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust’s Board of Trustees without shareholder approval.

1.        The Fund seeks to limit its investments and investment techniques so as to qualify as a permissible investment by nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

2.        The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

3.        The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

4.        The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

5.        The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

6.        The Fund will limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

7.        The Fund may not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

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8.        The Fund will limit the use of collateral in repurchase agreements to U.S. Government Securities and other fixed income securities that are eligible assets for nationally chartered banks and federal credit unions.

PURCHASE AND REDEMPTION OF SHARES

Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Fund’s behalf.

A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by the Fund is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Fund’s net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of the Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The Trustees’ responsibilities include reviewing the actions of the Investment Adviser, Distributor and Administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The following table provides information regarding each Independent Trustee of the Trust, as defined in the 1940 Act. As noted in the Organization and Description of Shares section on page 1, the Trust currently consists of three funds, including the Fund.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
David F. Holland Age: 73	Chairman of the Board since 2015. Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005-2007; Director, TD Banknorth – Massachusetts 2005-2007; Director, Preferred Community Bank since 2013.	3

Carla S. Carstens Age 65	Trustee since 2015. Indefinite Term of Office	Prior to 2009, Principal of Tatum LLC. (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company. Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010; Board member and Treasurer of Athena International, 2010 to present; Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009-present; Board of Directors and Audit Committee member of Chicago Yacht Club Foundation, 2015 to present.	3

David J. Gruber Age: 53	Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Board member of Fifth Third Funds, 2003-2012; Board member and Treasurer of CASA of Delaware County, 2009-2010.	3

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[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

 The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office[2]	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Interested Trustees and Officers

Dana A Gentile [3] Age: 54	Trustee since 2014. Indefinite Term of Office President since 2014.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present. Senior Vice President, Product Management, Citi Fund Services Ohio, Inc., 2012 to 2013; Senior Vice President, Compliance Services, Citi Fund Services Ohio, Inc., 2007 to 2012.	3

Trent M. Statczar Age: 44	Treasurer since 2009.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.	N/A

Eimile J. Moore Age: 46	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to present; Vice President, JPMorgan Distribution Services, Inc., 2006 to 2011.	N/A

Jennifer Gorham Age: 34	Secretary since 2016.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

David Bunstine Age: 50	Assistant Secretary since 2016.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007-2013.	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

[2]	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

[3]	This Trustee is an “interested person” of the Trust under the 1940 Act because she is the President of the Trust. She also holds certain positions with the Trust’s business manager and administrator, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.).

The following table sets forth the compensation earned by Independent Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2016:

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
David F. Holland	$24,500	$0	$0	$24,500
Carla S. Carstens	$24,500	$0	$0	$24,500
David J. Gruber	$24,500	$0	$0	$24,500

Interested Trustee
Dana A. Gentile	$0	0	$0	$0

The Independent Trustees receive an annual retainer of $8,000. For each in-person meeting, the meeting attendance fee is $3,000 for board meetings and $1,000 for committee meetings. For each telephonic meeting, the meeting attendance fee is $500. During the year ended October 31, 2016, the Board held four regular in-person meetings and one special telephonic meetings.

The Interested Trustee receives no compensation from the Trust.

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Board of Trustees: Leadership Structure and Committees

Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes and skills of the Trustees are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

David F. Holland. Mr. Holland has served as a member of the Board of Trustees of the Trust from 1988-1989 and since 1993, the Chairman of the Audit Committee of the Board from 2004 to 2015, Lead Independent Trustee in 2015 and chairman of the Board since 2015. Over the course of his career, Mr. Holland has served as Chairman of the Board, Chief Executive Officer and President of BostonFed Bancorp Inc. from 1995 to 2005, and Chairman of the Board and Chief Executive Officer of Boston Federal Savings Bank from 1989 to 2005 (Chief Executive Officer from 1986 to 2005). He has also served as Director of TD Banknorth, Massachusetts, Chairman of America’s Community Bankers, Director of ACB Investment Services, Inc., Director and Vice Chairman of the Federal Home Loan Bank of Boston and President of the Thrift Industry Advisory Council, an adviser to the Federal Reserve Board. Additionally, Mr. Holland was employed at KPMG LLP from 1963 to 1974, serving most recently as Manager. Mr. Holland maintained his status as a Certified Public Accountant from 1966 to 1990 and served on the Financial Advisory Standards Advisory Committee (FASAC) from 1991 to 1994. Mr. Holland is a current Director of Preferred Community Bank.

Carla S. Carstens. Ms. Carstens has served as a member of the Board of Trustees of the Trust and Chairwoman of the Nominating and Governance Committee since 2015. Over the course of her career she as served in an array of strategic and governance positions and as a Trustee and Audit Committee Chair for another mutual fund. Ms. Carstens has served on the Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010; Board member and Treasurer of Athena International, 2010 to present; Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009-present; Board of Directors of Chicago Yacht Club Foundation, 2015 to present and Audit Committee Chairwoman 2016 to present. Ms. Carstens was a Principal of Tatum LLC (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company.

David J. Gruber. Mr. Gruber has served as a member of the Board of Trustees of the Trust and Chairman of the Audit Committee since 2015. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair, a member of the Audit Committee and Financial Expert for the Fifth Third Funds from 2003-2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware Country from 2009-2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is an independent Trustee for Monteagle Funds, Audit Committee Chair and Valuation Committee member from 2015 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber was President and Chief Executive Officer of DJG Financial Consulting, LLC and performs Sarbanes-Oxley assessments for public companies and served as a chief financial officer from 2007-2015.

Dana A. Gentile. Ms. Gentile, an interested person of the Trust, has served as a member of the Board of Trustees of the Trust since 2014. Ms. Gentile has been President of the Trust since 2014 and is currently a Director at Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.) a position she has held since 2013. Ms. Gentile has more than 28 years of experience in the financial services industry with more than 26 years of mutual fund experience that include leadership and senior management roles in various compliance, regulatory and administration functions, client services and product management from 1987 to 2013 at Citi Fund Services, Inc., a large third party mutual fund service provider.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of four trustees, three of whom are not “interested persons” (as that term is defined in the 1940 Act). Mr. Holland, an independent trustee, serves as the Chairman of the Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held three in-person meetings during the year ended October 31, 2016. The Nominating and Governance Committee held one in-person meeting during the year ended October 31, 2016. The Valuation Committee did not hold any meetings during the year ended October 31, 2016.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David J. Gruber, Chairman and audit committee financial expert, Carla S. Carstens and David F. Holland.

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The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are David F. Holland, David J. Gruber and Carla S. Carstens, Chairwoman. Suggestions for trustee candidates and other correspondence should be sent in writing to the Secretary, Asset Management Fund, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The Valuation Committee is responsible pursuant to the provisions of the Funds’ Pricing Procedures for reviewing and considering fair valuation recommendations by the Pricing Committee. The members of the Valuation Committee are Carla S. Carstens, Chairwoman, David F. Holland and David J. Gruber.

The Trust’s day-to-day operations are managed by the Investment Adviser, Foreside Management Services, LLC (“Foreside” or the “Administrator”), the Trust’s business manager and administrator and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, Administrator, distributors and independent registered public accounting firm of the funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its Committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee and the Board on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the investment advisers on the investments and securities trading of the funds, as well as reports from the pricing committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the investment advisers as well as the Trust’s Administrator, custodians, distributors and transfer agents.

 Information Security Risk

The Trust, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Trust or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede security trading, subject the Fund to regulatory fines, financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Fund Ownership

None of the Trustees or officers own any of the shares of the Fund. Additionally, no Independent Trustee owns beneficially or of record, any security of Austin Atlantic Asset Management Company, Austin Atlantic Capital, Inc., or Austin Atlantic, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Austin Atlantic Asset Management Company, Austin Atlantic Capital, Inc., or Austin Atlantic, Inc.

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The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the other series of the Trust (either directly or through institutions in which they serve as an officer) as of December 31, 2015:

	Ultra Short	Large	Aggregate Dollar Range of Equity Securities in All
Trustee	Mortgage Fund	Cap Equity Fund	Funds within the Trust Overseen by Trustee
Independent Trustees

David F. Holland	$0	over $100,000	over $100,000

Carla S. Carstens	$0	$0	$0

David J. Gruber	$10,001-$50,000	$0	$10,001-$50,000

Interested Trustees

Dana A. Gentile	$0	$0	$0

Control persons and principal holders of securities

As of the date of this SAI, the Fund has not commenced operations and the Investment Adviser owns all of the shares of the Fund. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and could determine the outcome of a shareholder meeting.

INVESTMENT ADVISER

Austin Atlantic Asset Management Company (the “Investment Adviser”) , a Florida corporation, with its principal office at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134 serves as the investment adviser to the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Austin Atlantic, Inc., a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President of Austin Atlantic Capital, Inc.

Under the terms of the Trust’s Investment Advisory Agreement with the Investment Adviser (“Adviser Agreement”), the Investment Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the Fund is obligated to pay the Investment Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Percentage of Fund Average Daily Net Assets

Ultrashort Financing Fund	0.30%

The Adviser Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Adviser Agreement will terminate automatically upon assignment and is terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Fund. In the event of its assignment, the Adviser Agreement will terminate automatically. The Investment Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed amounts specified in the prospectus of Fund until February 28, 2018. If it becomes unnecessary for the Investment Adviser to waive fees or make reimbursements, the Investment Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Adviser Agreement.

The Adviser Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Adviser Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in

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Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Adviser Agreement.

Investment Sub-Adviser

Treesdale Partners, LLC (the “Sub-Adviser” or “Treesdale”), located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019, under a separate Sub-Adviser Agreement (the “Sub-Adviser Agreement”) serves as Sub-Adviser to the Fund, subject to the supervision of, and policies established by, the Adviser and the Board. The Sub-Adviser is responsible for developing quantitative risk management systems that will support the timely decision-making of the Investment Adviser’s portfolio manager. These tools will provide the ability to monitor portfolio risk in real-time by providing timely market price information for the collateral held in the Fund’s repurchase agreements, as well as to quantify the market risks of the Fund. The Sub-Adviser will not be actively engaged in the purchase or sale of securities for the Fund. Treesdale is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services to the Fund, the Sub-Adviser receives a fee from the Investment Adviser, computed and accrued daily and paid monthly at an annual rate of .01% of the average daily net assets of the Fund up to and including $250 million and 0.02% of the average daily net assets of the Fund over $250 million; plus 6% of any advisory fee remaining after any fee waivers and other expenses related to the Fund’s operations are paid by the Adviser.

After an initial two-year term, the continuance of the Sub-Adviser Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Adviser Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Adviser Agreement, and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Fund, on 60 days’ written notice, or by the Investment Adviser or Sub-Adviser on 60 days’ written notice.

The investment advisory services of the Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to render investment advisory services to others.

 Portfolio Managers

The portfolio managers of the Investment Adviser and Sub-Adviser manage the Fund’s portfolio as a team. The portfolio managers responsible for the management of the Fund are Sean Kelleher, Robert McDonough, and Yung Lim. The table below shows other accounts for which the portfolio managers of the Fund are responsible as of October 31, 2016.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	1	$145,577,737	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Robert McDonough	Registered investment companies:	0	0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Yung Lim	Registered investment companies:	0	0	0
	Other pooled investment vehicles:	4	$95,000,000	4
	Other advisory accounts:	0	0	0

Mr. McDonough is an employee of the Investment Adviser and an employee or Aurus Advisers. As an employee of Aurus Advisers, Mr. McDonough does not manage any other accounts. The other accounts for Mr. Lim listed above are accounts they manage as employees of Treesdale. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Fund’s investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for the Fund are made independently from those for the other funds and other accounts advised by the Investment Adviser or Sub-Adviser or managed by the portfolio managers. It may happen, on occasion, that the same security is held in the Fund and in another fund or in another account advised by the Investment Adviser or Sub-Adviser or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective funds or accounts, both as to amount and price, in accordance with a method deemed equitable to the fund or account. In some cases, this system may adversely affect the price paid or received by a fund or the size of the security position obtainable for such fund. All trades for the Fund are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

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 Portfolio Manager Compensation

The Investment Adviser compensates Mr. Kelleher and Mr. McDonough for their management of the Fund. The portfolio managers of the Fund are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Investment Adviser's benefit plans. Mr. McDonough is paid a fixed salary, the payment of which may be adjusted annually based on the size and performance of the fund as well as other discretionary factors, such as how much time the managers are required to spend on the Fund. Because of Mr. McDonough's dual employment status, and that he divides his time between the Investment Adviser and Aurus Adviser, he does not participate in the Investment Adviser's benefit plans. The Investment Adviser does not offer any deferred or long term compensation plans.

Mr. Lim is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Investment Adviser. The portfolio manager receives his compensation in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager’s overall compensation is tied to the profitability of the Sub-Adviser.

DISTRIBUTOR

Austin Atlantic Capital, Inc. is a registered broker-dealer and the Fund’s principal distributor (the “Distributor”). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Austin Atlantic, Inc., which is a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President of the Distributor. The Distributor is located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134.

As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly at the rate of 0.10% per annum of the average daily net assets of the Class I Shares of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.10% of the average daily net assets of the Fund.

None of the Trustees has direct or indirect financial interest in the operation of the Fund’s Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement between the Fund and the Distributor (the “Distribution Agreement”). The initial term of the Distribution Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.

Pursuant to the Trust’s Rule 12b-1 Plan, payments under the Plan are intended to compensate broker-dealer, depository institutions and, other firms for distribution and administrative services. The type of activities for which compensation is paid include advertising, printing, compensation to broker-dealers, employee compensation and costs, travel and expenses and other administrative expenses. The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above. The Rule 12b-1 Plan is terminable with respect to the Fund at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) , or by the Distributor on 90 days’ written notice to the Fund. Although the Distributor’s fee is calculable separately with respect to the Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor’s overhead expenses.

  The Investment Adviser or Distributor, out of their own resources and without additional costs to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

CODE OF ETHICS

The Trust, the Investment Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act, as amended. Board members and officers of the Trust and employees of the Investment Adviser, Sub-Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

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PROXY VOTING POLICIES AND PROCEDURES

It is not anticipated that the Fund will invest in voting securities. To the extent the Fund does invest in voting securities and for other Funds in the Trust that invest in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustees’ oversight. It is the Investment Adviser’s policy to vote proxies in a manner that is most economically beneficial to a Fund. The Investment Adviser’s Proxy Policy contains guidelines which reflect the Investment Adviser’s policies with respect to voting for or against certain matters (e.g., anti-takeover provisions, socially active causes and routine matters). When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-800-247-9780 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND SERVICES

Custodian, Transfer Agent, Financial Administrator and Fund Accountant

The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s custodian, transfer agent, financial administrator and fund accountant with respect to the Fund.

Northern Trust and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which Northern Trust serves as the Fund’s custodian and, among other things, will maintain custody of the Fund’s cash and securities. In addition, Northern Trust is the financial administrator and fund accountant for the Fund. Pursuant to the terms of the Fund Administration and Accounting Services Agreement between the Trust, on behalf of the Fund, and Northern Trust (the “Fund Accounting Agreement”), Northern Trust provides various administrative and fund accounting services to the Fund, which include (i) computing the Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing the Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for the Fund.

Pursuant to the terms of the transfer agency agreement between the Trust, on behalf of the Fund, and Northern Trust (the “Transfer Agency Agreement”), Northern Trust provides various transfer agency services to the Fund, including, but not limited to, (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, effective November 1, 2016, the Fund has agreed to pay Northern Trust on a monthly basis, an annualized fee based upon the average daily net assets of all funds in the Trust managed by the Investment Adviser, in accordance with the following schedule:

Net assets of less than $500,000,000	$387,600
Net assets from $500,000,001 to $1,000,000,000	$408,000
Net assets of $1,000,000,000 or greater	$428,400

If normal out-of-pocket expenses exceed $200,000 for the year, the Trust shall pay the excess. In addition, the Trust shall pay Northern Trust for certain other out-of-pocket expenses.

Business Manager and Administrator

Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, has served as the Trust’s Business Manager and Administrator since 2014. Foreside and the Trust have entered into a Management and Administration Agreement (“the “Agreement”) with respect to the Fund and the other series of the Trust managed by the Investment Adviser (the “AAAMCO Funds”). Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the AAAMCO Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statements and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Trust and the AAAMCO Funds not specifically assumed by the Trust, unless the Trust or the Investment Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of

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the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust. For services under the Agreement and expenses assumed by Foreside for the fiscal period ended October 31, 2017, the Trust, on behalf of the Fund, will pay Foreside an annual fee of ..08% of average daily net assets of the Fund on the first $500 million; .06% of average daily net assets of the Fund on the next $500 million; and .04% of average daily net assets of the Fund on total assets over $1billion; subject to an aggregate minimum annual fee of $380,000 for the Fund.

DETERMINATION OF NET ASSET VALUE

For purposes of determining the net asset value per share of the Fund, repurchase agreements and short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost. Other investments are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

FEDERAL INCOME TAX MATTERS

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income, regardless of whether you elect to receive or reinvest such distributions. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other

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requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of the Fund may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. The Fund would be treated as a separate tax entity for federal tax purposes from other series of the Trust.

FUND TRANSACTIONS

Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to the Fund. Pursuant to the Investment Adviser’s Best Execution Policies and Procedures, the Investment Adviser seeks to obtain “best execution” for the Fund’s securities transactions. In seeking to obtain “best execution,” the Investment Adviser considers the range and quality of the broker-dealer’s services. As described below, the Investment Adviser on behalf of the Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of “best execution”.

The Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

Purchases and sales of securities for the Fund are usually effected on a principal basis. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. On occasion, the Investment Adviser may effect securities transactions with broker-dealers providing research services but would do so subject to seeking the best price and execution for portfolio transactions.

Because the Fund is new, it did not pay any brokerage commissions in the last fiscal year.

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DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

●	To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

●	In connection with periodic reports that are available to shareholders and the public;

●	To mutual fund rating or statistical agencies or persons performing similar functions;

●	Pursuant to a regulatory request or as otherwise required by law; or

●	To persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.

The Fund’s portfolio holdings are generally posted on the Fund’s website, www.amffunds.com, on a monthly basis within 30 days after the month-end. The Fund also discloses its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

The Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Investment Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Investment Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Investment Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Investment Adviser, and any affiliated persons of the Investment Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Investment Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Prior to public dissemination of portfolio holdings, general characteristics, performance or statistical information about the Fund, information about realized and unrealized capital gains, summaries of the Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

The Fund’s portfolio holdings may also be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectus.

Cohen & Company, Ltd., an independent registered public accounting firm with offices at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm.

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GENERAL INFORMATION

The Trust sends to all of the shareholders of the Fund semi-annual reports and annual reports, including a list of investment securities held by the Fund, and, for annual reports, audited financial statements of the Fund.

As used in the Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be incorporated by reference herein after each October 31 fiscal year end once the Fund reaches its first fiscal year end.

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APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Moody’s applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 1 indicates that the issue ranks in the upper end of its generic rating category; the modifier 3 indicates it ranks in the lower end. Debt rated AA by Standard & Poor’s has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree.

Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa by Moody’s and/or BBB by S&P are the lowest which are considered “investment grade” obligations. Fitch Investors Service, Inc. as well as other ratings service providers, have comparable rating systems. Moody’s and S&P also publish ratings for short term financial securities, such as commercial paper. A brief definition of these rating characteristics is shown below.

Standard & Poor’s Rating Services

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to meet its financial commitments.

AA	High quality; very strong capacity to meet its financial commitments.

A	Strong capacity to meet its financial commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to meet its financial commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.

Non-Investment Grade

BB, B, CCC, CC, C	Regarded as having significant speculative characteristics; “BB” indicates the least degree of speculation and “C” the highest; quality and protective characteristics may be outweighed by large uncertainties or major exposures to adverse conditions.

D	In default.

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Short Term Ratings	Explanation

A-1	Highest rating; extremely strong capacity to meet its financial commitments.

A-2	Satisfactory capacity to meet its financial commitments; somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3	Adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitments.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality; minimal credit risk.

Aa	High quality; subject to very low credit risk.

A	Upper-medium grade obligations; subject to low credit risk.

Baa	Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.

Non-Investment Grade

Ba	More uncertain with speculative elements; subject to substantial credit risk.

B	Considered speculative; subject to high credit risk.

Caa	Poor standing; subject to very high credit risk.

Ca	Highly speculative; likely in, or very near, default with some prospect of recovery of principal and interest.

C	Lowest-rated; typically in default with little prospect for recovery of principal or interest.

Short Term Ratings	Explanation

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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